UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 2, 2006
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                  0-27127                 04-3332534
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 (State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)           File Number)           Identification No.)



                     20 Second Avenue, Burlington, MA 01803
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500
              (Registrant's telephone number, including area code)
                                 ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On Thursday, February 2, 2006, iBasis, Inc. (the "Registrant") issued a press release regarding its results of operations for the fourth quarter and full year ended December 31, 2005. A copy of this press release is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.


Item 9.01.  Financial Statements and Exhibits.

       (d)     Exhibits.

               Exhibit
               Number            Description
               ------            -----------

               Exhibit 99.1      Press Release, dated February 2, 2006

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2006                iBasis, Inc.

                                By: /s/ Richard G. Tennant
                                    ------------------------------------------
                                    Richard G. Tennant
                                    Vice President, Finance and Administration
                                    And Chief Financial Officer
                                    (Principal Financial and Accounting Officer)